Income Taxes	6 Months Ended
Jun. 30, 2017
Income Tax Disclosure [Abstract]
Income Taxes
INCOME TAXES
In order to determine the quarterly provision for income taxes, the Company uses an estimated annual effective tax rate, which is based on expected annual income and statutory tax rates in the various jurisdictions in which the Company operates. Certain significant or unusual items are separately recognized in the quarter during which they occur and can be a source of variability in the effective tax rates from quarter to quarter.
The Company’s effective income tax rate for the six months ended June 30, 2017 and 2016 was approximately a negative 0.7% and a negative 0.5%, respectively. Income tax expense for the six months ended June 30, 2017 was affected by an intraperiod tax allocation due to unrealized gains and losses on investments held by the Company and prior year return-to-provision true up adjustments on the Canadian tax return. Both the 2017 and 2016 effective tax rates are less than the statutory rate primarily due to the combination of not benefiting from expected pre-tax US losses and recognizing current state income tax expense for minimum state taxes.
Significant judgment is required in determining the Company’s provision for income taxes, recording valuation allowances against deferred tax assets and evaluating the Company’s uncertain tax positions. In evaluating the ability to realize its deferred tax assets, in full or in part, the Company considers all available positive and negative evidence, including past operating results, forecasted future earnings, and prudent and feasible tax planning strategies. Due to historical net losses incurred and the uncertainty of realizing the deferred tax assets, for all the periods presented, the Company has maintained a full valuation allowance against domestic deferred tax assets. The Company has not recorded a valuation allowance against its foreign deferred tax assets due to being in a net deferred tax liability position.
During the first quarter of 2017, the Company adopted ASU 2016-09. Under the provisions of ASU 2016-09, the Company recognizes the impact of stock-based compensation award forfeitures when they occur with no adjustment for estimated forfeitures and recognizes excess tax benefits as a reduction of income tax expense regardless of whether the benefit reduces income taxes payable. The Company recognized no cumulative adjustment benefit for the excess tax benefit for the exercise of equity grants from prior fiscal years due to a full valuation allowance recorded against the excess tax benefits.